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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 20, 2006

                             Spectrum Brands, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

        Wisconsin                      001-13615                22-2423556
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(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
       Incorporation)                                       Identification No.)

           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
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          (Address of Principal Executive Offices, Including Zip Code)

                                 (770) 829-6200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

         On April 20, 2006, Spectrum Brands, Inc. (the "Company") provided notice to the lenders (the "Senior Lenders") under its senior credit agreement dated as of February 7, 2005, as amended (the "Credit Agreement"), among the Company, certain of the Company's subsidiaries, Bank of America, N.A., as administrative agent (the "Administrative Agent"), the Senior Lenders and other financial institutions party thereto, that the Company does not expect to be in compliance with the consolidated leverage ratio and consolidated interest coverage ratio covenants set forth in the Credit Agreement (the "Financial Covenants") for the fiscal quarter ended April 2, 2006.

         The Company is initiating discussions with the Administrative Agent and the Senior Lenders for purposes of addressing this expected noncompliance and seeking an amendment to the Financial Covenants that would facilitate the Company's ability to satisfy those covenants with respect to such fiscal quarter and future fiscal periods. If the Company does not reach a satisfactory agreement with the Senior Lenders, the Senior Lenders would be entitled to exercise the remedies available to them under the Credit Agreement, including the option of declaring all amounts owing or payable under the Credit Agreement to be immediately due and payable. If the Senior Lenders took such action, amounts outstanding under the Company's 8 1/2% Senior Subordinated Notes due 2013 and 7 3/8% Senior Subordinated Notes due 2015 would be subject to acceleration by action of the trustee under the respective indentures governing those notes or the respective holders of at least 25% in principal amount of the respective notes outstanding. While there can be no assurances, the Company currently believes that it will be successful in reaching a satisfactory agreement with the Senior Lenders.

         As of April 2, 2006, the Company had total indebtedness of approximately $1.2 billion outstanding under the Credit Agreement.

         Reference is made to (i) the Credit Agreement filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 11, 2005, (ii) Amendment No. 1 to the Credit Agreement filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2005 and (iii) Amendment No. 2 to the Credit Agreement filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2005, for more information as to the terms and provisions of the Credit Agreement.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2006                       SPECTRUM BRANDS, INC.


                                            By: /s/ Randall J. Steward
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                                            Name:  Randall J. Steward
                                            Title: Executive Vice President and
                                                   Chief Financial Officer